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                                                                 EXHIBIT 99.10.B

                                                                  DRAFT 12/19/97


                 AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE


       THIS AGREEMENT ("Agreement") is made as of the ___ day of December, 1997 by and between BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC., a Colorado corporation ("Buyer"), and GILPIN GOLD INC., a Colorado corporation ("Seller").

       In consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer, intending to be legally bound, agree as follows:


                                   ARTICLE I
                                   AGREEMENT

       1.1 AGREEMENT TO SELL AND PURCHASE; DESCRIPTION OF THE PROPERTY. Subject to the terms and provisions of this Agreement, Seller hereby agrees to sell and Buyer hereby agrees to buy all of Seller's right, title and interest in certain real property located in the County of Gilpin, State of Colorado, which is more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference, together with all of Seller's right, title and interest in and to all appurtenant easements and rights-of-way, appurtenant interests in strips of land, streets and alleys abutting or adjoining the same, water and well rights (and shares of stock evidencing the same) all mineral rights, reversions, remainders, tenements, hereditament and other appurtenances thereto, all improvements, trees and plants located thereon, and all fixtures of a permanent nature currently on any portion of said real property and including Seller's interest in, that certain Lease dated as of February 28, 1992 (as modified by that certain Memorandum of Lease dated December __, 1997), between Buyer, Seller and Gilpin Hotel Venture ("GHV") (the "Ground Lease") (all of the foregoing being hereinafter referred to collectively as the "Property"). Such conveyance shall contain Seller's warranties that no person or persons claiming by, or through, Seller, except for Buyer, has acquired any interest in the Property.


                                   ARTICLE II
                                  DEFINITIONS

       For purposes of this Agreement, certain terms used in this Agreement and not otherwise defined herein shall have the meanings designated below:

       2.1. AGREEMENT means all or any part of this Agreement, including schedules, exhibits, and appendices, as any of the foregoing may be amended, modified or supplemented and incorporated in this Agreement with the consent of the parties, expressed in writing from time to time.
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       2.2.   AGREEMENT FOR PURCHASE AND SALE OF ASSETS means that agreement dated December 31, 1997 among the Buyer, Gilpin Ventures, Inc., Golden Gamble, Inc. and Gilpin Hotel Venture.

       2.3.   BASE PRICE is defined in subparagraph A. of Section 3.1.

       2.4.   CLOSING shall have the meaning specified in Section 9.1.

       2.5.   CLOSING DATE shall have the meaning specified in Section 9.1.

       2.6. ENCUMBRANCES means any and all encumbrances, security interests, liens, taxes, claims, liabilities, options, commitments, charges, restrictions or other obligations of whatsoever kind, quantity or nature, whether accrued, absolute, contingent or otherwise, excepting the lien for ad valorem taxes or other taxes not yet due and payable.

       2.7. GAMING ACT means the Colorado Limited Gaming Act, as amended, and all rules and regulations promulgated thereunder.

       2.8. GAMING APPROVAL means the issuance of the Gaming Commission of its grant of consent to the succession by Buyer to full ownership in the Property under Buyer's or GHV's existing license.

       2.9. GAMING COMMISSION means the Colorado Limited Gaming Commission or any other Colorado agency which succeeds in whole or in part to its jurisdiction so far as the subject matter of this Agreement is concerned.

       2.10. GROUND LEASE means that certain ground lease, dated as of February 28, 1992, among the Buyer, the Seller and GHV. The Amended and Restated Lease Agreement means that lease which supersedes the Ground Lease, which is dated December 31, 1997.

       2.11. KNOWLEDGE means actual knowledge after due inquiry of the person referenced. Notwithstanding the foregoing, a person also has "knowledge" when known facts and circumstances create a reasonable doubt as to the accuracy of any covenant, representation, warranty, or other material statement made herein and the person referenced (i) fails to disclose such facts and circumstances to the other party or (ii) fails to conduct a due inquiry into such facts and circumstances. If the person referenced is an entity, "knowledge" of the representative of the entity having executive responsibility for the subject matter referenced.

       2.12. LAND means the real property owned by the land owner under the Ground Lease.

       2.13. LIQUOR ACT means the Colorado Liquor Code and the municipal liquor ordinance as amended and the rules and regulations issued thereunder.

       2.14. LIQUOR AUTHORITY means the Colorado Liquor License Division of the Department of Revenue and the local Liquor Licensing Authority.


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       2.15.  LIQUOR CONSENT means the issuance of any Liquor Authority consents necessary in connection with the transactions contemplated herein.

       2.16.  PURCHASE PRICE shall have the meaning specified in Section 3.1.

       2.17. TAXES means any and all taxes, sums or amounts assessed or assessable, levied and due or which may be levied and become due by any federal, state or county or other local governmental authority or agency, including interest and penalties in respect thereof, whether disputed or not, and whether accrued, contingent, due, absolute, deferred, unknown or other, together with any and all penalties, interests and additions on or to all such taxes, sums or amounts.

       2.18.  TRANSACTION means the transaction contemplated by this Agreement.


                                  ARTICLE III
                         SALE AND PURCHASE OF PROPERTY

       3.1.   PURCHASE PRICE, PAYMENT ALLOCATIONS AND ADJUSTMENTS.

              A. BASE PRICE. The Purchase Price to be paid by Buyer for the Property shall be a total of Four Million Seven Hundred and Fifty Thousand Dollars ($4,750,000) (the "Base Price"), plus or minus the adjustments, if any, specified in Section 3.1.C.

              B. PAYMENT OF BASE PRICE. The Base Price, as adjusted, shall be payable to Seller at the Closing by bank wire transfer of immediately available funds.

              C. ADJUSTMENTS. Any adjustments to the Base Price shall be calculated as of midnight of the date immediately preceding the Closing Date. In order to account for all expenses and income attributable to the period prior to the Closing Date for the benefit of Seller and those attributable to the period on or after the Closing Date for the benefit of Buyer, the Base Price shall be increased or decreased, as appropriate, to reflect the proration of the following, as of the Closing Date: (a) rentals and other charges that are paid or payable in respect of leasehold interests affecting the Property; and (b) charges for which Lessee is not responsible under the Ground Lease and deposits for utilities, including, without limitation, electricity, fuel, water, snow removal, sanitation and trash disposal, and other services and goods furnished to, or in connection with, any of the Property.


                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF SELLER

       Notwithstanding any statement in this Article IV or otherwise in this Agreement to the contrary, the representations and warranties of Seller shall not be deemed to cover the Business as defined in the Agreement for Purchase and Sale of Assets, or any matter affecting the casino



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industry generally and, further, shall not be deemed to cover any assets or properties not solely used by GHV in its business. Subject to the foregoing qualifications, Seller represents and warrants to Buyer as follows:

       4.1. ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of Colorado, with all requisite power and authority to own, operate and lease its properties and to carry on its business as presently conducted.

       4.2. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Agreement by Seller, the consummation of the Transaction, and the performance by Seller of its obligations hereunder are within its power and authority, will not contravene or constitute a material default under any provision of its organizational documents, and, to Seller's knowledge, will not result in any material breach of any term, condition or provision of, or constitute a material default under, any note, mortgage, indenture, contract, agreement, judgment or order and, to Seller's knowledge, will not contravene any provision of applicable law or regulation. All actions required by Seller's articles of incorporation or bylaws necessary to authorize the execution, delivery and performance of this Agreement by Seller and the consummation of the Transaction including the approval of Seller's Board of Directors and Shareholders have been duly and validly taken on or prior to the date hereof.

       4.3. NO AUTHORIZATION REQUIRED. No authorization or approval of, or filing with, any governmental agency, authority or other body or any other third persons will be required in connection with Seller's execution and delivery of this Agreement or its consummation of the Transaction, except as expressly referred to in this Agreement.

       4.4.   STATUS OF TITLE AND TITLE INSURANCE.

              A. In connection with the current owner's ALTA title policy on the Property issued by Chicago Title of Colorado, Inc. as agent for Chicago Title Insurance Company (the "Title Company"), on which Seller and Buyer are the insured, Seller agrees that within twenty (20) days after execution of this Agreement, Seller shall deliver to Buyer an updated commitment for such policy (the "Initial Commitment"), at Seller's expense, if any. The Initial Commitment shall be delivered by Title Company, and shall be accompanied by copies of all recorded documents creating the exceptions to title listed therein. Within ___ days prior to Closing, Seller shall instruct the Title Company to deliver an additional updated title commitment on the Property (the "Updated Commitment"). The Updated Commitment shall have no exceptions to title set forth on Schedule B-2 thereof other than as set forth in the Initial Commitment, unless resulting from the actions or inactions of Buyer as a one-half undivided interest owner of the Property.

              B. All exceptions reflected in the Updated Commitment not previously set forth in the Initial Commitment, or not resulting from any action or inaction of Buyer as a one-half undivided interest owner of the Property (the "New Exceptions"), must be in form and substance satisfactory to Buyer in its discretion. All exceptions set forth in the Updated Commitment shall be deemed satisfactory to Buyer except for those set forth in any notice of objection which Buyer gives to Seller within thirty (30) days after Buyer's actual receipt of the Title Commitment (or any



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subsequent endorsement thereto reflecting additional exceptions). Buyer's obligations under this Agreement are hereby made expressly contingent upon (i) the deletion of any objectionable New Exceptions, or (ii) the provision of affirmative title insurance protection against such New Exceptions which is satisfactory to Buyer in its sole discretion. If Seller fails to provide for such title insurance protection for the objectionable New Exceptions within twenty (20) days after Buyer gives its notice of objection, Buyer, at Seller's expense to be deducted from Closing proceeds, may obtain such title insurance protection.

              C. Notwithstanding any other terms and provisions hereof, Seller shall be obligated to not take any actions which would have a material adverse impact on the merchantable title to the Property, including no actions causing any liens, encumbrances or other clouds on title whatsoever, except that Buyer acknowledges that title to the Property may be subject to (i) taxes and assessments for 1997 and subsequent years not yet due and payable, (ii) recorded restrictive covenants reflected in the Initial Commitment, (iii) recorded easements or other agreements reflected in the Initial Commitment, and
(iv) zoning, building and other public land use regulations (hereinafter the "Permitted Encumbrances")

       4.5. DISCLAIMER OF FRAUDULENT INTENT. The Transaction has been undertaken in good faith, considering Seller's obligations to any person or entity to whom Seller owes a right to payment, whether or not the right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured (collectively such persons with such claims are called "creditors" under this Section), and has undertaken the Transaction without any intent to hinder, delay or defraud any such creditors, and either has disclosed in the ordinary course of business or will undertake to disclose to all such creditors the existence of this Transaction, and has not and will not conceal this Transaction or the proceeds of this Transaction from any such creditors.

       4.6. ACCURATE INFORMATION. No representation and warranty made by Seller in this Agreement nor any statement or certificate furnished or to be furnished by it pursuant to this Agreement contains or will contain any untrue statement of a fact or omits or will omit any material fact the omission of Which would be materially misleading.

       4.7. ENVIRONMENTAL COMPLIANCE. To the best of Seller's knowledge, the Property is not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to the environmental conditions on, under or about the Property including, but not limited to, soil and groundwater conditions. To the best of Seller's knowledge, neither the Seller nor any third party has used, generated, manufactured, produced, stored or disposed of on, under or about the Property or transported to or from the Property any flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic substances or related injurious materials, whether injurious by themselves or in combination with other materials (collectively, "Hazardous Materials"). To the best of Seller's knowledge, there is no proceeding or, to the best of Seller's knowledge, inquiry by any governmental authority with respect to the presence of Hazardous Materials on the Property or the migration thereof from or to other property. For the purpose of this Agreement, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive



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Environmental Response, Compensation and Liability Act of 1980, as amended (42
U.S.C. Section 9601 et seq.); the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.); the Safe Drinking Water Act (33 U.S.C.
Section 1251 et seq. ); the Hazardous Materials Transportation Act (49 U.S.C.
Section 1801 et seq.); the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.); and in the regulations adopted and publications promulgated pursuant to such laws.

       4.8. IMPROVEMENTS. To the best of Seller's knowledge, the improvements on the Property have been and are being operated in accordance with all laws, rules, regulations, ordinances, orders, decrees and private use restrictions applicable to such operation. The Property is supplied with all utilities services and other services necessary for the operation of said improvements.

       4.9 LITIGATION. To the best of Seller's knowledge, there is no litigation or proceeding pending or threatened against or relating to the Property, nor does Seller know or have reasonable grounds to know of any basis for any such action, including, without limitation, condemnation or eminent domain proceedings.

       4.10 ASSESSMENTS. To the best of Seller's knowledge, there exist no assessments for improvements against the Property, of which Buyer is not aware, which remain unpaid, including, without limitation, those for the construction of sewer and water lines and mains, streets, sidewalks and curbs.

       4.11 ENVIRONMENTAL REPORTS. Seller is not in possession of any Phase I or Phase II environmental reports prepared by any third party which have not been previously provided to Buyer.

       4.12 GROUND LEASE. To Seller's knowledge, the Ground Lease is in full force and effect and there are no defaults currently existing thereunder.


                                   ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF BUYER

       The Buyer hereby represents and warrants to Seller as follows:

       5.1. CURRENT OWNERSHIP. Buyer is the owner of a one-half undivided interest in the Property and has full knowledge of the history and current conditions of the Property and the uses thereon from and after February 28, 1992.

       5.2. ORGANIZATION, GOOD STANDING AND QUALIFICATION. Buyer is a Colorado corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Buyer possesses all requisite power and authority to own, operate and lease its properties and carry on its business as presently conducted, to acquire and own the Property, and to enter into this Agreement and complete the Transaction subject to obtaining applicable


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consents and approvals.

       5.3. AUTHORIZATION OF AGREEMENT. All actions required by the organizational documents of the Buyer or the laws of its formation, necessary to authorize the execution, delivery and performance of this Agreement by Buyer and the consummation of the Transaction, have been duly and validly taken on or prior to the date hereof or, with respect to performance and consummation, will be taken prior to Closing.

       5.4. LITIGATION. There is no action, suit or proceeding pending or, to the knowledge of Buyer, threatened against Buyer which might interfere with Buyer's ability to consummate the Transaction. Buyer is not in default with respect to any judgment, order, writ, injunction, decree, demand or assessment issued by any court or of any federal, state, municipal or other governmental agency, board, commission, bureau, instrumentality or department. Buyer is not charged or, to the knowledge of Buyer, threatened with or under investigation with respect to, any violation of any provision of any federal, state, municipal or other law or administrative rule or regulation.

       5.5. NO APPROVALS REQUIRED. No authorization or approval of, or filing with, any governmental agency, authority or other body or any other third persons will be required in connection with Buyer's execution and delivery of this Agreement or its consummation of the transactions contemplated hereby and thereby, except Gaming Approval and Liquor Consent as expressly referred to in this Agreement. The execution and delivery of this Agreement and the consummation of the Transaction are not events which of themselves or with the giving of notice or the passage of time or both would constitute, on the part of Buyer, a violation of or conflict with or result in any breach of, or default under the terms, conditions or provisions of, any order, writ, injunction, decree, judgment, law or regulation, relating to Buyer, or of the organizational documents of Buyer or any agreement or instrument to which Buyer is a party or by or to which it or any of its assets or properties are bound or subject.

                                   ARTICLE VI
                      COVENANTS AND OBLIGATIONS OF SELLER

       Seller covenants and agrees that between the date of this Agreement and
Closing:

       6.1. ACCESS TO INFORMATION AND FACILITIES. Seller will afford Buyer and its representatives full access during normal business hours to all facilities, properties, books, accounts, records, contracts and documents of or relating to the Property in Seller's possession or control. To the extent not already in the possession of Buyer, and upon request from Buyer, Seller shall furnish or cause to be furnished to Buyer and its representatives all data and information concerning the Property as shall reasonably be requested by Buyer, including but not limited to the following:

              A. Copies of the Ground Lease and all other existing leases, subleases, and other occupancy arrangements affecting the Property;



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              B.  Copies of any outstanding executory contracts to which
Seller is a party or to which the Property is subject, related to the operation of the improvements on the Property (Seller to provide at closing an assignment of the same to Buyer except to the extent the same are terminated pursuant to the terms of this Agreement);

              C. Copies of all reports in Seller's possession related to the soil, seismological, geological and drainage conditions of the Property;

              D. Copies of fire and extended coverage insurance policies and certificates for public liability insurance policies, if any, presently maintained by Seller (Seller to deliver at closing an approved assignment satisfactory to Buyer of Seller's rights under the latter policies or any of them, if such an assignment is requested by Buyer and the policies so permit);

              E. An assignment by Seller to Buyer all of the Seller's right, title and interest under the Ground Lease.

       6.2. CONTINUED EFFORTS. Seller will use its continual reasonable efforts to (a) cause to be fulfilled and satisfied all of the conditions to the Closing; (b) cause to be performed all of the matters required upon the Closing; and (c) take such steps and do such acts as may be necessary to make all of its warranties and representations true and correct as of the Closing Date with the same effect as if the same had been made, and this Agreement had been dated, as of the Closing Date.

       6.3.   SELLER'S ACTIVITIES.

              A. From and after the date hereof until the Closing Date, Seller shall not grant or convey any easement, license, permit or any other legal or beneficial interest in and to the Property without the prior written consent of the Buyer, nor shall Seller violate or allow the violation of any ordinance, rule, regulation or private use restriction affecting the Property. Seller shall do or cause to be done all things reasonably within its control to preserve intact and unimpaired any and all easements, grants, appurtenances, privileges and licenses in favor of or constituting any portion of the Property.

              B. From and after the date hereof until the Closing Date, Seller shall perform promptly all of the Seller's obligations under or in connection with each present and future lease affecting the Property (including, without limitation, the Ground Lease) and executory contracts for the operation of the Property which are not terminated pursuant to Buyer's instructions. Seller shall neither do nor neglect to do anything which may cause or permit the withholding or abatement of any rent payable under any such lease or performance under any such executory contract.



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                                  ARTICLE VII
              CONDITIONS PRECEDENT TO OBLIGATION OF BUYER TO CLOSE

       The obligations of Buyer to purchase the Property to be sold, assigned, transferred and delivered to Buyer hereunder are, unless waived in writing by Buyer, subject to the satisfaction, on the Closing Date, of the following conditions:

       7.1.   ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF SELLER.

              A. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date, except to the extent that such representations and warranties shall be incorrect as of the Closing Date because of events or changes occurring in the ordinary course of business of Seller or as otherwise permitted by this Agreement.

              B. Seller shall have performed and satisfied in all material respects the covenants and conditions required by this Agreement to be performed or satisfied by it at or prior to the Closing.

       7.2. NO PROCEEDING OR LITIGATION. No order restraining, preventing or challenging this Agreement or the Transaction shall be in effect.

       7.3. DELIVERIES PRECEDENT TO BUYER'S OBLIGATIONS TO CONSUMMATE THE PURCHASE. Seller shall deliver to Buyer each of the following items:

              A. CONVEYANCES AND OTHER DOCUMENTS. (1) All instruments of transfer and assignment with good and marketable title as are required hereunder and the Title Commitment, and (2) all agreements, documents, instruments and certificates in the form required by this Agreement.

              B. CERTIFICATES OF SELLER. The certificates of an officer of Seller stating material compliance with the requirements of Section 7.1.A. and
B. and that Seller has no knowledge of any breach or of any event which of itself or with the giving of notice or the passage of time or both would constitute any breach by Seller of any of the representations, warranties, agreements or covenants of Seller under this Agreement.

              C. SELLER'S APPROVAL. Certified copies of the resolutions of the shareholders and Board of Directors of Seller, pertaining to the authorization of this Agreement and the consummation of the Transaction and a certificate executed by the secretary or assistant secretary of Seller, as to the due election, qualification and incumbency and valid signature of its officers authorized to sign this Agreement or any document, instrument or certificate to be delivered under it.

       7.4. REGULATORY APPROVALS. Buyer shall have received the Liquor Consent and the Gaming Consent.


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       7.5.   CLOSING OF ASSET PURCHASE AGREEMENT.  That certain Agreement for
Purchase and Sale of Assets dated as of December 31, 1997 between and among the Buyer, Gilpin Ventures, Inc., a Colorado corporation, Golden Gamble, Inc. and Gilpin Hotel Venture, shall have been closed.


                                  ARTICLE VIII
              CONDITIONS PRECEDENT TO OBLIGATION OF SELLER TO CLOSE

       The obligations of Seller to sell, assign, transfer and deliver the Property to Buyer hereunder are, unless waived in writing by Seller, subject to the satisfaction at or prior to the Closing Date of the following conditions:

       8.1. ACCURACY OF REPRESENTATIONS AND PERFORMANCE OF CONDITIONS. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such Date, except to the extent that such representations and warranties shall be incorrect as of the Closing Date because of events or changes occurring or arising after the date hereof in the ordinary course of business of Buyer or as otherwise permitted by this Agreement; each and all of the conditions and covenants to be performed or satisfied by Buyer hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and Buyer shall have furnished Seller with Buyer's certificate to that effect.

       8.2. CLOSING OF ASSET PURCHASE AGREEMENT. That certain Agreement for Purchase and Sale of Assets dated as of December 31, 1997 between and among the Buyer, Gilpin Ventures, Inc., a Colorado corporation, Golden Gamble, Inc., a Colorado corporation, and Gilpin Hotel Venture ("GHV"), shall have been closed and neither Buyer nor GHV shall have committed any material default under the Agreement for Purchase and Sale of Assets.

       8.3. PAYMENT. Buyer shall have delivered the Purchase Price for the Property as provided in Section 2.1.

       8.4 APPROVAL. Certified copies of all Buyer's resolutions pertaining to the authorization of this Agreement and the consummation of the Transaction, and a certificate executed by the secretary or assistant secretary of each corporation constituting Buyer as to the due election, qualification and incumbency and valid signatures of its officers authorized to sign this Agreement or any document or certificates to be delivered under it shall have been delivered to Seller.

       8.5 CERTIFICATE OF BUYER. Buyer shall have delivered to Seller a certificate of Buyer in form reasonably satisfactory to Seller that, as of the Closing Date, Buyer has no knowledge of any breach or of any event which of itself or with the giving of notice or the passage of time or both would constitute any breach by Buyer of any of the representations, warranties, agreements or covenants of Buyer under this Agreement.



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       8.6.   NO PROCEEDING OR LITIGATION.  No order restraining, preventing or challenging this Transaction shall be in effect.


                                   ARTICLE IX
                                  THE CLOSING

       9.1. CLOSING AND CLOSING PROVISIONS. The Closing Date shall be January 2, 1999, or earlier if the Buyer so elects upon 10 days prior written notice, or such other date as may be agreed to by Seller and Buyer. The Closing shall take place on the Closing Date commencing at 10:00 a.m. at the offices of Jones & Keller, P.C., 1625 Broadway, Suite 1600, Denver, Colorado 80202, or at such other place as the parties may agree in writing.

       9.2. DELIVERIES BY SELLER. At or prior to the Closing, Seller shall deliver to Buyer all of the matters designated as conditions precedent and deliveries precedent to Buyer's obligation to close under this Agreement. Seller shall also deliver such further instruments of sale, transfer, conveyance, assignment or delivery covering the property or any part thereof as Buyer may reasonably require to assure the full and effective sale, transfer, conveyance. assignment or delivery to Buyer of the Property.

       9.3. DELIVERIES BY BUYER. At the Closing Buyer shall deliver to Seller the Base Price, subject to adjustments as permitted by this Agreement, in the manner and form provided for in this Agreement, and all the certificates and other documents designated as deliveries and conditions precedent to Seller's obligation to close under this Agreement.


                                   ARTICLE X
                                  TERMINATION

       10.1. NON-PERFORMANCE. Should either party fail to perform its obligations hereunder, the following shall occur:

              A.  1.  If Buyer fails to pay the Purchase Price at
Closing, the Amended and Restated Ground Lease and the Amended Tenancy in Common Agreement compromising part of the Agreement for Purchase and Sale of Assets referred to in Sections 5.5 and 7.2 herein shall remain effective. In such event the Seller shall have no other remedies at law or in equity.

                  2. If Buyer breaches any other obligations under this Agreement except under Section 11.9 hereof, Seller shall have the right to terminate this Agreement and shall have available to it all remedies at law or in equity; provided however that in the event Buyer breaches its obligations under Section 11.9 hereof, Seller shall have the option to pay any material economic or tax expenses to which Buyer would be subject as a result of a
Section 1031 exchange and to require specific performance of Buyer's obligations under this Agreement.

              B.  If Seller is in default, Buyer may elect:


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                     1.  To treat this Agreement as terminated, and Buyer
may recover such damages as may be proper; or

                     2. To treat this Agreement as being in full force and effect, and Buyer shall have the right to an action for specific performance.

                     The remedies under subparagraphs 1. and 2. above shall be cumulative with and in addition to all other rights and remedies provided Buyer at law or in equity.

       10.2. CASUALTY OR CONDEMNATION. Except as resulting from or relating to the negligence or willful misconduct of Buyer after the date of this Agreement, if, prior to the Closing or the termination of this Agreement, all or part of the Property shall be destroyed, substantially damaged, subjected to a bona fide threat of condemnation or shall become the subject of any proceedings, judicial, administrative, or otherwise, with respect to a taking by eminent domain or condemnation, Buyer, at its option, may within ten (10) days after receipt of such notice elect to terminate this Agreement by giving written notice thereof, in which event the parties hereto shall be relieved and released of and from any further duties, obligations, rights or liabilities hereunder. If the date for the Closing of this Agreement is within the aforesaid ten-day period, then the Closing shall be extended to the next business day following the end of said ten-day period. If Buyer elects to close this Agreement, this Agreement shall remain in full force and effect, and the purchase contemplated herein, less any portion of the Property taken by eminent domain or condemnation, shall be consummated with no further adjustment or modification, and upon the closing of this Agreement, Seller shall assign, transfer and set over to Buyer all the right, title and interest of Seller in and to any insurance proceeds resulting from any casualty or any awards that have been or may thereafter be made for any taking or condemnation.

       10.3. ATTORNEYS FEES AND COSTS. In the event of any litigation arising out of this Agreement, the Court may award the prevailing party all reasonable costs and expenses incurred in connection therewith.


                                   ARTICLE XI
                              ADDITIONAL COVENANTS

       11.1. SURVIVAL. All covenants, obligations, warranties, and representations of each of the parties hereunder which are not performed or fully discharged by or through the Closing provided for herein shall survive the Closing and remain enforceable and of full force and effect after Closing.

       11.2. ASSIGNMENT. Buyer, at its option, may assign this Agreement, but such assignment shall not relieve Buyer of its obligations under this Agreement. Seller shall accept performance by any such assignee of the Buyer's obligations hereunder in lieu of performance by the original Buyer named in this Agreement.

       11.3. SEVERABILITY. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

       11.4. ENTIRE AGREEMENT. This Agreement and the other agreements specifically referred to herein represent the entire agreement between the parties hereto with respect to the subject matter hereof and all prior agreements, understandings or negotiations shall be deemed merged herein. No amendments or modifications to this Agreement shall be made or deemed to have been made unless in writing executed by the party or parties to be bound thereby.

       11.5 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and properly addressed as following:

       To Buyer:

       Black Hawk Gaming & Development Company, Inc.
       17301 West Colfax Avenue, Suite 170
       Golden, Colorado 80401
       Attention:  Mr. Stephen R. Roark, President

       With a copy (which shall not constitute notice) to:

       Jones & Keller, P.C.
       Attention:  Samuel E. Wing, Esq.
       1625 Broadway, Suite 1600
       Denver, Colorado  80202
       (303) 573-1600

       To Seller:

       Gilpin Gold, Inc.
       c/o Robert W. Dunlap, President
       32391 Horseshoe Drive
       Evergreen, Colorado  80439

       With a copy (which shall not constitute notice) to:

       Philip A. Rouse, Jr., Esq.
       303 East Seventeenth Avenue, Suite 800
       Denver, Colorado 80203
       (303) 813-9333

Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

       11.6. RECORDATION. Buyer shall have the right to record a memorandum of this Agreement (which Seller agrees to execute) in the real estate records of any county where any portion of the Property is situate.

       11.7. GOVERNING LAW. This Agreement and all the terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Colorado.

       11.8 BROKERAGE COMMISSIONS. Each party hereto warrants and represents that neither party has incurred any liability for the payment of any brokerage fee or commission in connection with the transaction contemplated herein. If either of the parties shall breach the foregoing warranty and representation, it shall indemnify the other party and hold the other party harmless from and against any damage, liability, loss, claim, or expense suffered by the other party as a result of such breach.

       11.9   1031 EXCHANGE.    In the event that Seller desires to sell the
Property as part of a Section 1031 exchange, Buyer agrees to cooperate with Gold and use good faith efforts to close the purchase and sale of the Property in compliance with the requirements of Section 1031; provided however that in no event shall such Section 1031 requirements cause any unreasonable delay in the consummation of the Closing as contemplated hereunder or any material economic or tax detriment to Buyer.

       IN WITNESS WHEREOF, the parties have set their hands and seals on the date first above written.

                                                  BUYER:

                                                  BLACK HAWK GAMING &
                                                  DEVELOPMENT COMPANY, INC.



                                                  By:  /s/ STEPHEN R. ROARK
                                                       -------------------------
                                                          Its President


                                                  SELLER:

                                                  GILPIN GOLD, INC.

                                                  By: /s/ ROBERT W. DUNLAP
                                                      --------------------------
                                                         Its President

                                   EXHIBIT A
                                       to
                        AGREEMENT FOR PURCHASE AND SALE
                                 OF REAL ESTATE


                               Legal Description



                                  EXHIBIT A

Covering the Land in the State of Colorado, County of Gilpin

Described as:


PARCEL NO. 1:

A parcel of ground in the CITY OF BLACK HAWK, described as follows:
Beginning at a point which lies N. 48 degrees 06' W., 10 feet from the Southeast Corner of Lot 6, Block 40, City of Black Hawk; thence N. 43 degrees 33' E., 100.05 feet: thence S. 48 degrees 06' E., 10 feet; thence N. 43 degrees 33' E., 48.12 feet; thence S. 51 degrees 34' E., 93.30 feet; thence S. 38 degrees 20' W., 152.36 feet; thence N. 57 degrees 59' W., 10 feet; thence N.
48 degrees 06' W., 106.66 feet to the place of beginning, sometimes described as the East 10 feet of Lot 6, Block 40, part of Mill Site No. 29 and the West 10 feet of Mill Site No. 30 and tract.

PARCEL NO. 2:

The East 15 feet of Lot 11, all of Lot 12, Block 35; and Lot 1, Block 37, CITY OF BLACK HAWK

PARCEL NO. 3:

Und. 1/3 Interest in "99" Lode (City Title)

All in the CITY OF BLACK HAWK


                                      A-1